                                                                     EXHIBIT 5.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors
Intrawest Corporation


We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus and the Form F-10 Registration Statement.



/s/ KPMG LLP

Vancouver, Canada
November 17, 2004